Business Combinations	12 Months Ended
Dec. 31, 2013
Business Combinations
Business Combinations

3.  Business Combinations

During 2013 we acquired our commercial vehicle business, one Hertz car rental franchise market area and nine automotive retail franchises. These 2013 acquirees generated $229.1 million of revenue and $9.7 million of pre-tax income from our date of acquisition through December 31, 2013. During 2012 we acquired 26 franchises in our automotive retail operations. Our financial statements include the results of operations of the acquired entities from the date of acquisition. The fair value of the assets acquired and liabilities assumed have been recorded in our consolidated financial statements, and may be subject to adjustment pending completion of final valuation. A summary of the aggregate consideration paid and the aggregate amounts of the assets acquired and liabilities assumed for the years ended December 31, 2013 and 2012 follows:

	December 31,
	2013	2012
Accounts receivable	$20.1	$28.9
Inventory	161.6	123.7
Other current assets	2.7	0.6
Property and equipment	34.1	64.2
Indefinite-lived intangibles	191.4	115.1
Other non-current assets	9.0	0.7
Current liabilities	(79.5)	(59.7)
Non-current liabilities	(1.3)	(23.3)
Total cash used in acquisitions	338.1	250.2

The following unaudited consolidated pro forma results of operations of PAG for the years ended December 31, 2013 and 2012 give effect to acquisitions consummated during 2013 and 2012 as if they had occurred on January 1, 2012:

	Year Ended December 31,
	2013	2012
Revenues	$15,136.2	$14,026.4
Income from continuing operations	264.2	221.9
Net income	260.5	214.8
Income from continuing operations per diluted common share	$2.92	$2.46
Net income per diluted common share	$2.88	$2.38